Exhibit 99.2

DEERFIELD TRIARC

Capital Corp.

DEERFIELD

CAPITAL MANAGEMENT LLC

Deerfield Triarc’s Acquisition of Deerfield Capital Management

Investor Presentation

April 20, 2007

Some of the statements herein are “forward looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this presentation, future results, plans, goals and other events which have not yet occurred.  These forward looking statements involve risks and uncertainties, including statements as to:

higher than expected prepayment rates on the mortgages underlying our mortgage securities holdings;

our inability to obtain favorable interest rates or margin terms on the financing that we need to leverage our positions;

increased rates of default on our loan portfolio, and decreased recovery rates on defaulted loans;

flattening or inversion of the yield curve, reducing our net interest income on our financed mortgage securities positions;

our inability adequately to hedge our holdings sensitive to changes in interest rates;

narrowing of credit spreads, thus decreasing our net interest income on future credit investments;

changes in REIT qualification requirements, making it difficult for us to conduct our investment strategy;

lack of availability of qualifying real estate-related investments;

disruption in the services we receive from our Manager, such as loss of key personnel;

our inability to continue to issue collateralized debt obligation vehicles;

adverse changes in accounting principles, tax law, or legal requirements;

competition with other REITs for investments with limited supply; and

changes in the general economy or the debt markets in which we invest.

These forward looking statements are based on our current expectations, speak only as of the date of this presentation and are susceptible to various risks, uncertainties and other factors.  Our actual results, performance and achievements may differ materially from those expressed or implied by such forward looking statements, as well as from past results.  Many important factors could affect our future results, causing them to differ materially from those expressed or implied in the forward looking statements herein. All future written and oral forward-looking statements relating to us are expressly qualified in their entirety by the above cautionary statements.  New risks and uncertainties arise from time to time, and we cannot predict their effect on us.

All of the statements herein are qualified in their entirety by the risk factor and other disclosures contained in our 2006 Form 10-K and subsequent reports on Form 10-Q. All DFR returns herein reflect reinvestment of earnings. We assume no obligation to update the information herein.

Important General Information

In connection with the proposed merger, the company will file a proxy statement with the Securities and Exchange Commission (SEC). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. The definitive proxy statement will be mailed to the company’s stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by the company with the SEC free of charge at the SEC’s Web site www.sec.gov or from Deerfield Triarc Capital Corp., Attn: Investor Relations, One O’Hare Center, 9th Floor, 6250 North River Road. Rosemont, Illinois 60018.USA, 773-380-1600

The company’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the company in favor of the proposed merger.

Information about the company and its directors and executive officers, and their ownership of the company’s securities, will be set forth in the aforementioned proxy statement. Additional information regarding the interests of those persons may be obtained by reading the proxy statement related to the merger when it becomes available.

Additional Information About the Merger and Where to Find It

Section 1
Transaction Overview

Approval by DFR’s public shareholders of the transaction

Shareholder Approval:

Following the transaction, DFR will discontinue using “Triarc” in its name

Name Change:

3Q 2007

Expected Closing:

50% cash and 50% stock

$145 million cash
9,635,192 shares of DFR common stock, valued at
$145 million based upon the average closing price for the 10-day period ending April 18, 2007

Form of Consideration:

Deerfield Triarc Capital Corp. (“DFR”) will purchase Deerfield &
Company (“DCM”) and DCM will subsequently become a
taxable REIT subsidiary of DFR

Transaction:

Transaction Summary

Compelling Strategic Rationale

Internalizes management

Fully aligns interest of management with its shareholders

Catalyst to grow earnings multiple

Creates more efficient cost structure

Diversifies and expands revenue streams

Accelerates growth in fee-based, non-capital-intensive business lines

Enhances the ability to launch and seed new products

Faster transition from mortgage-related assets to higher-yielding alternative assets

Accretive to ROE, adjusted cash earnings(1) and cash available for dividends

Enhances the ability to attract and retain talented people

(1) Reflects taxable net income plus non-cash purchase accounting amortization expense.

DEERFIELD TRIARC Capital Corp.

DEERFIELD CAPITAL MANAGEMENT LLC

DEERFIELD TRIARC Capital Corp

Strategic Fit—Internalize Portfolio Management

Diversified financial company that generates
attractive returns

Flexible tax-advantaged structure with ability
to employ leverage

Blends a low risk mortgage strategy with
alternative fixed income investments

Further diversification into alternative assets
should enhance portfolio yields and returns

Industry leading SEC-registered fixed income
alternative asset manager

Fee-based business model with strong growth
potential

Manages a variety of fixed income-focused
vehicles, including CDOs, hedge funds,
separate accounts and DFR

Diverse fixed income expertise across
corporate credit, ABS, mortgages and
government bonds

Capital appreciation through enhanced
growth and higher potential for multiple
expansion

Comprehensive fixed income-focused
alternative asset management platform

Highly scalable business model

Diversification of revenue streams

Efficient operating structure

Expands targeted investor base

Internalize Portfolio Management

Revenues driven by investment income

Revenues driven by third-party fee streams

Growth and revenue diversification

Section 2
Overview of Deerfield Capital
Management

Overview of Deerfield Capital Management

Leading fixed income alternative asset manager

$13.2 billion    in assets under management (as of 12/31/06)

Headquartered in Chicago; offices in New York and London

Strong platform for growth in credit and interest rate
management

147 employees; 49 investment professionals

Expertise in corporate credit, ABS, mortgages and government bonds

Four major lines of business/product areas

Expansion opportunities within each business, as well as new business/product lines

Successful track record of leveraging platform into new asset classes

Substantial, highly scalable infrastructure

Systems, accounting, operations, legal, internal audit and risk management

Sarbanes-Oxley compliant; SEC and CFTC registered

(1) Includes equity of DFR.

(1)

DEERFIELD
CAPITAL MANAGEMENT LLC

DEERFIELD TRIARC Capital Corp

Diverse Product Offerings – Assets Under Management

Investment Grade
Bond CDOs
$830 million

ABS CDOs
$6.5 billion

CLOs
$3.9 billion

Hedge Funds
$988 million

Managed
Accounts
$331 million

DFR(1)

Assets

$765 million

CDOs
$11.2 billion

Note: As of December 31, 2006.

(1)

Total DFR assets were $9.2 billion as of 12/31/06.  For purposes of calculating AUM as it relates to DFR, adjusted equity as defined in DFR’s management agreement is used.

Growth in Assets Under Management

($ in billions)

High Quality AUM = Predominantly Long-Term Capital

$4.0

$4.8

$4.9

$7.6

$7.3

$2.0

$2.3

$2.4

$2.9

$3.9

$0.6

$0.7

$0.9

$0.9

$0.9

$0.8

$0.8

$0.2

$0.2

$0.2

$0.2

$0.3

$7.3

$8.1

$8.4

$12.4

CAGR = 16.0%

$13.2

0

3

6

9

12

$15

2002

2003

2004

2005

2006

0

3

6

9

12

$15

CDOs

CLOs

Hedge Funds

REIT

Managed Accounts

DEERFIELD
CAPITAL MANAGEMENT LLC

DEERFIELD TRIARC
Capital Corp

Bank
Loans

Real Estate
Finance

Distressed

Leveraged
Finance

Private
Equity

Fixed
Income
Arbitrage

Investment
Grade

ABS

Mortgages

Accounting

Structuring

Compliance

Risk
Management

Operations

Legal

Systems

CDOs

Infrastructure—Tested and Proven

Section 3
Pro Forma Company

DEERFIELD TRIARC
Capital Corp.

DEERFIELD
CAPITAL MANAGEMENT LLC

DEERFIELD TRIARC
Capital Corp.

A Powerful Combination

2006A Revenues:  $97.3M

2006A Revenues:  $92.4M

Net Interest
Income
from
Alternative
Assets
42.7%

Net Interest
Income
from RMBS
52.9%

Other
4.4%

Base
Management

Fees(1)
62.4%

Incentive

Fees(1)
33.2%

(1)    Including fees from DFR.

(2)    Excluding fees from DFR.

Alternative
Assets
24.3%

Base
Management

Fees(2)
24.6%

Incentive

Fees(2)
16.0%

Other
4.9%

RMBS
30.2%

Other
4.4%

PF 2006 Revenues:  $170.7M(2)

Pro Forma AUM Base

Diversified Assets Under Management

Continued expansion into long-term/permanent capital
vehicles will continue to diversify AUM and increase stability of cash flows

(1)    For the year ended December 31, 2006.

CLOs
18.5%

Hedge Funds
4.2%

RMBS
36.3%

Alternative Assets
5.0%

CDOs
34.5%

Managed Accounts
1.6%

AUM by Product(1)

Pro Forma FY 2006 EBITDA

($ in millions)

NOTE:

EBITDA as reported in Triarc Companies’ 10-K is operating profit plus depreciation and amortization, excluding amortization of deferred financing costs. EBITDA is a non-GAAP financial measure and the EBITDA shown above is a pro forma adjusted EBITDA reflecting various assumptions.  This presentation does not reconcile
EBITDA to GAAP.  DFR believes that the above EBITDA pro forma may provide useful information to shareholders in evaluating DFR’s business and prospects for future performance.  We encourage you to review the periodic reports we file with the SEC, including the Annual Report on Form 10-K.

EBITDA, as reported in Triarc Companies Inc.’s 10-K (Asset Management Segment)

23.2

$

Stand Alone Adjustments:

   Consolidating adjustments

5.3

   Net investment income of required investments

2.0

   Other

(0.4)

Total Stand Alone Adjustments

6.9

Expenses not expected to be incurred in future periods

3.5

Adjusted Deerfield & Company LLC EBITDA

33.6

$

Specific non-recurring new product development expenditures

3.8

Pro Forma Adjusted Deerfield & Company LLC EBITDA

37.3

$

DEERFIELD TRIARC
Capital Corp.

DEERFIELD
CAPITAL MANAGEMENT LLC

Deerfield Triarc’s Acquisition of Deerfield Capital Management

Investor Presentation

April 20, 2007